Exhibit 10.1

AMENDMENT NO. 1 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This Amendment No.1 to Fourth Amended and Restated Credit Agreement (this “Amendment”), dated as of May 8, 2023, is made by and among GRANITE CONSTRUCTION INCORPORATED, a Delaware corporation (the “Company” and a “Borrower”), GRANITE CONSTRUCTION COMPANY, a California corporation (“GCC” and a “Borrower”), GILC INCORPORATED, a California corporation (“GILC” and a “Borrower”, and together with the Company and GCC, collectively the “Borrowers”), each of the Guarantors (as defined in the Credit Agreement (as defined below)) signatory hereto, BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States (“Bank of America”), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement) (in such capacity, the “Administrative Agent”), and each of the Lenders signatory hereto.

W I T N E S S E T H:

WHEREAS, each of the Borrowers, Bank of America, as Administrative Agent, and the Lenders from time to time party thereto have entered into that certain Fourth Amended and Restated Credit Agreement dated as of June 2, 2022 (the “Existing Credit Agreement,” and the Existing Credit Agreement as amended by this Amendment, the “Credit Agreement”); capitalized terms used in this Amendment not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrowers a revolving credit facility, including a letter of credit subfacility and a swing line loan subfacility;

WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrowers under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Lenders agree to amend the Existing Credit Agreement to, among other things, permit the Company to incur additional convertible indebtedness and exchange outstanding convertible indebtedness; and

WHEREAS, the Administrative Agent and the Lenders are willing to amend the Existing Credit Agreement as set forth below on the terms and conditions contained in this Amendment;

NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.    Amendments to Existing Credit Agreement. Subject to and in accordance with the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein:

(a)         The definition of “Sanctions” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Sanction(s)” means any sanction administered or enforced by the United States Government (including without limitation, OFAC), the United Nations Security Council, the European Union, His Majesty’s Treasury (“HMT”) or other relevant sanctions authorities in which the Company or any of its Subsidiaries does business.”

(b)         The definition of “Swap Contract” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Swap Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement; provided that the term “Swap Contract” shall not include any Permitted Call Spread Transaction.”

(c)         The definition of “Term SOFR” in Section 1.01 of the Existing Credit Agreement is hereby amended and restated as follows:

““Term SOFR” means:

(a)    for any Interest Period with respect to a Term SOFR Loan, the rate per annum equal to the Term SOFR Screen Rate two U.S. Government Securities Business Days prior to the commencement of such Interest Period with a term equivalent to such Interest Period; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such Interest Period; and

(b)    for any interest calculation with respect to a Base Rate Loan on any date, the rate per annum equal to the Term SOFR Screen Rate with a term of one month commencing that day; provided that if the rate is not published prior to 11:00 a.m. on such determination date then Term SOFR means the Term SOFR Screen Rate on the first U.S. Government Securities Business Day immediately prior thereto, in each case, plus the SOFR Adjustment for such term;

provided that if the Term SOFR determined in accordance with either of the foregoing clauses (a) or (b) of this definition would otherwise be less than zero, the Term SOFR shall be deemed zero for purposes of this Agreement.”

(d)         Section 7.03(n) of the Existing Credit Agreement is hereby amended by amending and restating such Section 7.03(n) in its entirety as follows:

“(n)         any Permitted Convertible Indebtedness; provided that any such Permitted Convertible Indebtedness with a stated maturity date occurring prior to the Maturity Date shall not exceed an aggregate principal amount of $250,000,000.”

(e)         Section 7.07(j) of the Existing Credit Agreement is hereby amended by amending and restating such Section 7.07(j) in its entirety as follows:

“(j)         the Company may make any payments of cash or deliveries in shares of Common Stock (or other securities or property following a merger event, reclassification or other change of the Common Stock) (and cash in lieu of fractional shares) with respect to any Permitted Convertible Indebtedness (including, without limitation, making payments of interest, principal or premium thereon; making payments and deliveries upon repurchase, redemption or exchange (whether in or for cash, securities, other property or any combination of the foregoing) thereof; and/or making payments and deliveries upon conversion or settlement thereof); and”

2.    Effectiveness; Conditions Precedent. This Amendment and the amendments provided in Section 1 above shall be effective as of the date first written above upon the satisfaction of the following conditions precedent:

(a)    the Administrative Agent shall have received counterparts of this Amendment, duly executed by each Borrower, the Administrative Agent, and the Required Lenders; and

(b)    all interest, fees and expenses incurred or payable in connection with the execution and delivery of this Amendment (including, without limitation, the reasonable fees and expenses of counsel to the Administrative Agent) that have been requested to be paid on or before the date hereof shall have been paid in full.

3.    Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrowers represent and warrant to the Administrative Agent and the Lenders as follows:

(a)    After giving effect to the amendments to the Credit Agreement provided in Section 1 hereof, the representations and warranties made by the Borrowers in Article V of the Credit Agreement and in each of the other Loan Documents to which it is a party are, in each case, true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct as of such earlier date;

(b)    The Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date and prior to the date hereof, except as explicitly noted in Section 6.14(a) of the Credit Agreement, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c)    This Amendment has been duly authorized, executed and delivered by the Borrowers and the Guarantors and constitutes a legal, valid and binding obligation of such parties, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting the rights of creditors, and subject to equitable principles of general application; and

(d)    After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing; and no default or event of default under the Permitted Convertible Indebtedness exists, or would result from the effectiveness of this Amendment.

4.    Consent of the Guarantors. Each of the Guarantors hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments and consents contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

5.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.    Full Force and Effect of Credit Agreement. Except as hereby specifically amended, waived, modified or supplemented, the Credit Agreement, each Security Instrument, and each other Loan Document is hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to its respective terms. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrowers, any of their Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents.

7.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Amendment.

8.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of California applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections 10.14 and 10.15 of the Credit Agreement.

9.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.    References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrowers, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

12.    No Novation. Neither the execution and delivery of this Amendment nor the consummation of any other transaction contemplated hereunder is intended to constitute a novation of the Credit Agreement or of any of the other Loan Documents or any obligations thereunder.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWERS:

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President of Corporate Finance, Treasurer, Assistant Financial Officer & Assistant Secretary

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	Executive Vice President, Chief Financial Officer & Assistant Secretary

GRANITE CONSTRUCTION COMPANY

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President of Corporate Finance, Treasurer, Assistant Financial Officer & Assistant Secretary

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	Executive Vice President, Chief Financial Officer & Assistant Secretary

GILC INCORPORATED

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	President and Chief Executive Officer

GUARANTORS:

GRANITE CONSTRUCTION INCORPORATED

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President of Corporate Finance, Treasurer, Assistant Financial Officer & Assistant Secretary

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	Executive Vice President, Chief Financial Officer & Assistant Secretary

GRANITE CONSTRUCTION COMPANY

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President of Corporate Finance, Treasurer, Assistant Financial Officer & Assistant Secretary

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	Executive Vice President, Chief Financial Officer & Assistant Secretary

GILC INCORPORATED

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Senior Vice President and Chief Financial Officer

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	President and Chief Executive Officer

LAYNE CHRISTENSEN COMPANY

By:	/s/ Kenneth B. Olson
Name:	Kenneth B. Olson
Title:	Treasurer & Assistant Secretary

By:	/s/ Elizabeth L. Curtis
Name:	Elizabeth L. Curtis
Title:	Chief Financial Officer

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Bridgett J. Manduk Mowry
Name:	Bridgett J. Manduk Mowry
Title:	Vice President

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A., as a Lender, Swing
Line Lender and L/C Issuer

By:	/s/ Mukesh Singh
Name:	Mukesh Singh
Title:	Director

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Jonathan F. Lindvall
Name:	Jonathan F. Lindvall
Title:	Senior Vice President

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ John Houck
Name:	John Houck
Title:	Associate Relationship Manager

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Diane Truong
Name:	Diane Truong
Title:	Vice President

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

BMO HARRIS BANK, N.A., SUCCESSOR IN INTEREST TO BANK OF WEST

By:	/s/ Adriana Collins
Name:	Adriana Collins
Title:	Director

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ David Baynash
Name:	David Baynash
Title:	Duly Authorized Signatory

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

COMERICA BANK

By:	/s/ Collin Miller
Name:	Collin Miller
Title:	Relationship Manager

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page

TRUIST BANK

By:	/s/ William P. Rutkowski
Name:	William P. Rutkowski
Title:	Director

Granite Construction Incorporated
Limited Consent and Amendment No. 5 to Third Amended and Restated Credit Agreement
Signature Page